UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

Current Report Pursuant to Section13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 11, 2006

MERCANTILE BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	0-5127	52-0898572
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Hopkins Plaza, P.O. Box 1477, Baltimore, Maryland 21203

(Address of principal executive offices) (Zip Code)

(410) 237-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 11, 2006, the Board of Directors (“Board”) approved an amendment to the Bylaws of Mercantile Bankshares Corporation (“Bankshares”) to permit the chief executive officer to appoint and promote individuals as officers of Bankshares at the level of Senior Vice President and below.  Article IV, Section 1 of the Bylaws was amended by deleting the first paragraph thereof and replacing it with the following:

“Section 1. Officers and their Duties. The officers of the Corporation shall consist of the Chairman of the Board, the Vice-Chairman of the Board, the President, the Secretary, the Treasurer and whenever deemed advisable by the Board one or more executive vice presidents, and, whenever deemed advisable by the Board or by the chief executive officer, one or more senior vice presidents, vice presidents, assistant secretaries, assistant treasurers or other officers. All of said officers shall be chosen by the Board of Directors and shall hold office only during the pleasure of the Board or until their successors are chosen and qualify. Notwithstanding the foregoing, the chief executive officer is authorized to appoint officers, and to approve changes in officers’ titles, at or below the level of senior vice president, such officers to hold office only during the pleasure of the Board or until their successors are chosen and qualify.  The Chairman of the Board, the Vice-Chairman of the Board and the President shall be chosen from among the directors. Any two offices except those of Chairman of the Board and Vice-Chairman of the Board, and President and Vice President may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity, when such instrument is required to be executed, acknowledged, or verified by any two or more officers. The Board of Directors may from time to time appoint such other agents and employees, with such powers and duties as they may deem proper.”

The previous provision only permitted the Board to appoint and promote individuals as officers of Bankshares. The Bylaws, as amended are filed as Exhibit 3.B hereto.

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits

3.B   Bylaws of Mercantile Bankshares Corporation

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mercantile Bankshares Corporation
(Registrant)

Date: September 11, 2006	By:	/s/ Terry L. Troupe
Terry L. Troupe
Chief Financial Officer and
Executive Vice President

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EXHIBIT INDEX

Exhibit No.	Description

3.B	Bylaws of Mercantile Bankshares Corporation